UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2007
Finlay Enterprises, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-25716	13-3492802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
529 Fifth Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 808-2800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.    Changes in Registrant’s Certifying Accountant.

As disclosed by Finlay Enterprises, Inc. (the ‘‘Company’’) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2007, the Company and Finlay Fine Jewelry Corporation (‘‘Finlay Jewelry’’ and collectively with the Company, ‘‘Finlay’’) dismissed Deloitte & Touche LLP as Finlay’s independent registered public accounting firm, and engaged Eisner LLP as Finlay’s independent registered public accounting firm, in each case effective April 27, 2007. The Company furnished a copy of the disclosures in such Form 8-K to Deloitte & Touche LLP and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with those disclosures. The Company is filing this amendment to such Form 8-K to provide a copy of the letter received from Deloitte & Touche LLP, which is attached hereto as Exhibit 16.1 and is incorporated herein by reference.

As further disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2007, in connection with the engagement of Eisner LLP, Finlay also terminated, effective May 2, 2007, the separate engagement of Cherry, Bekaert & Holland L.L.P. as the independent registered public accounting firm to audit Carlyle & Co. Jewelers, a wholly-owned subsidiary of Finlay Jewelry (‘‘Carlyle’’) and provide reports on which Deloitte & Touche LLP expressed reliance in its audit reports on the Company’s consolidated financial statements and financial statement schedule and on Finlay Jewelry’s consolidated financial statements. The Company furnished a copy of the disclosures in such Form 8-K to Cherry, Bekaert & Holland L.L.P. and requested that Cherry, Bekaert & Holland L.L.P. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with those disclosures. The Company is also filing this amendment to such Form 8-K to provide a copy of the letter received from Cherry, Bekaert & Holland L.L.P., which is attached hereto as Exhibit 16.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated May 4, 2007 addressed to the Securities and Exchange Commission
16.2	Letter from Cherry, Bekaert & Holland L.L.P. dated May 4, 2007 addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
Date: May 4, 2007	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick Senior Vice President, Treasurer and Chief Financial Officer